SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2002


                                   Knoll, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                      1-12907                       13-3873847
    --------                      -------                       ----------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

            1235 Water Street East Greenville, Pennsylvania     18041
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               (Address of principal executive offices)       (Zip Code)

                                 (215) 679-7991
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5. Other Events.
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     On February 26, 2003, Knoll, Inc. (the "Company") announced it will redeem the total principal amount of its 10.875% Senior Subordinated Notes due 2006 on March 28, 2003 at a redemption price of 101.812% of principal amount, plus accrued interest.

     On February 26, 2003, the Company issued the attached press release, filed herewith as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

(c) Exhibits:

     The following exhibit is filed as part of this report:

99.1 Press Release, dated February 26, 2003, with respect to the redemption of the Company's 10.875% Senior Subordinated Notes due 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KNOLL, INC.
                                        (Registrant)

Date: February 26, 2003

                                        By: /s/ Barry L. McCabe
                                            ------------------------------
                                            Barry L. McCabe
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------

99.1 Press Release, dated February 26, 2003, with respect to the redemption of the Company's 10.875% Senior Subordinated Notes due 2006.